UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 2, 2026

TPG RE Finance Trust, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-38156	36-4796967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Seventh Avenue, 35th Floor, New York, New York 10106

(Address of Principal Executive Offices) (Zip Code)

(212) 601-4700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TRTX	New York Stock Exchange
6.25% Series C Cumulative Redeemable Preferred Stock, par value $0.001 per share	TRTX PRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

CLO Transaction Overview

On October 2, 2026 (the “FL8 CLO Closing Date”), TPG RE Finance Trust, Inc. (the “Company”) entered into a collateralized loan obligation (“TRTX 2026-FL8” or “FL8 CLO”) through its wholly-owned subsidiaries, TRTX 2026-FL8 Issuer, Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands, as issuer (the “FL8 Issuer”), and TRTX 2026-FL8 Co-Issuer, LLC, a Delaware limited liability company, as co-issuer (the “FL8 Co-Issuer” and together with the FL8 Issuer, the “FL8 Issuers”). On the FL8 CLO Closing Date, the FL8 Issuers co-issued the following classes of notes pursuant to the terms of an indenture, dated as of October 2, 2026 (the “FL8 Indenture”), by and among the FL8 Issuers, TRTX Master CLO Loan Seller, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (the “FL8 Seller”), as advancing agent, Wilmington Trust, National Association, as trustee (together with its permitted successors and assigns, the “FL8 Trustee”), and Computershare Trust Company, National Association, as note administrator, paying agent, calculation agent, authenticating agent, transfer agent, custodian, backup advancing agent and notes registrar (in all such capacities, together with its permitted successors and assigns, the “FL8 Note Administrator”):

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$600,000,000 aggregate principal amount of Class A Senior Secured Floating Rate Notes Due 2044 (the “FL8 Class A Notes”), which had ratings of “AAAsf” and “AAA(sf)” by Fitch Ratings, Inc. (“Fitch”) and DBRS, Inc. (“Morningstar DBRS”), respectively, and an initial expected weighted average life of 3.12 years, and bear interest at a per annum rate equal to (i) the Benchmark plus (ii) 1.35% plus (iii) on and after the payment date in July 2032, 0.25%;

•

$88,750,000 aggregate principal amount of Class A-S Second Priority Secured Floating Rate Notes Due 2044 (the “FL8 Class A-S Notes”), which had ratings of “AAAsf” and “AAA(sf)” by Fitch and Morningstar DBRS, respectively, and an initial expected weighted average life of 4.35 years, and bear interest at a per annum rate equal to (i) the Benchmark plus (ii) 1.50% plus (iii) on and after the payment date in July 2032, 0.25%;

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$73,750,000 aggregate principal amount of Class B Third Priority Secured Floating Rate Notes Due 2044 (the “FL8 Class B Notes”), which had ratings of “AA-sf” and “AA(low)(sf)” by Fitch and Morningstar DBRS, respectively, and an initial expected weighted average life of 4.63 years, and bear interest at a per annum rate equal to (i) the Benchmark plus (ii) 1.70% plus (iii) on and after the payment date in July 2032, 0.50%;

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$57,500,000 aggregate principal amount of Class C Fourth Priority Secured Floating Rate Notes Due 2044 (the “FL8 Class C Notes”), which had ratings of “A-sf” and “A(low)(sf)” by Fitch and Morningstar DBRS, respectively, and an initial expected weighted average life of 4.79 years, and bear interest at a per annum rate equal to (i) the Benchmark plus (ii) 1.85% plus (iii) on and after the payment date in July 2032, 0.50%;

•

$36,250,000 aggregate principal amount of Class D Fifth Priority Secured Floating Rate Notes Due 2044 (the “FL8 Class D Notes”), which had ratings of “BBBsf” and “BBB(sf)” by Fitch and Morningstar DBRS, respectively, and an initial expected weighted average life of 4.88 years, and bear interest at a per annum rate equal to (i) the Benchmark plus (ii) 2.50% plus (iii) on and after the payment date in July 2032, 0.50%; and

•

$17,500,000 aggregate principal amount of Class E Sixth Priority Secured Floating Rate Notes Due 2044 (the “FL8 Class E Notes” and, together with the FL8 Class A Notes, the FL8 Class A-S Notes, the FL8 Class B Notes, the FL8 Class C Notes and the FL8 Class D Notes, the “FL8 Offered Notes”), which had ratings of “BBB-sf” and “BBB(low)(sf)” by Fitch and Morningstar DBRS, respectively, and an initial expected weighted average life of 5.04 years, and bear interest at a per annum rate equal to (i) the Benchmark plus (ii) 3.00% plus (iii) on and after the payment date in July 2032, 0.50%.

The FL8 Offered Notes (other than the FL8 Retained Offered Notes (as defined below)) were placed by Wells Fargo Securities, LLC, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., BofA Securities, Inc., Morgan Stanley & Co. LLC, SMBC Nikko Securities America, Inc., HSBC Securities (USA) Inc., Scotia Capital (USA) Inc., Raymond James & Associates, Inc., and TPG Capital BD, LLC (the “Placement Agents”) pursuant to a placement agency agreement dated September 14, 2026.

In addition to the FL8 Offered Notes, on the FL8 CLO Closing Date, the FL8 Issuer issued, pursuant to the FL8 Indenture:

•

$33,750,000 aggregate principal amount of Class F Seventh Priority Floating Rate Notes Due 2044 (the “FL8 Class F Notes”), which had ratings of “BB-sf” and “BB(low)(sf)” by Fitch and Morningstar DBRS, respectively, and an initial expected weighted average life of 5.21 years, and bear interest at a per annum rate equal to (i) the Benchmark plus (ii) 4.25%; and

•

$23,750,000 aggregate principal amount of Class G Eighth Priority Floating Rate Notes Due 2044 (the “FL8 Class G Notes” and, together with the FL8 Class F Notes and the FL8 Offered Notes, the “FL8 Notes”), which had ratings of “B-sf” and “B(low)(sf)” by Fitch and Morningstar DBRS, respectively, and an initial expected weighted average life of 5.21 years, and bear interest at a per annum rate equal to (i) the Benchmark plus (ii) 5.50%.

As used herein, the term “Benchmark” has the meaning set forth in the FL8 Indenture. The calculation of the initial expected weighted average lives of the FL8 Notes assumes certain collateral characteristics, including that there are no prepayments, that there will be no extension of maturity dates and no capitalized and deferred interest and certain other modeling assumptions. There are no assurances that such assumptions will be met.

The FL8 Class F Notes and the FL8 Class G Notes were acquired by TRTX Master Retention Holder, LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of the Company (“FL8 Retention Holder”). The FL8 Class F Notes and the FL8 Class G Notes are not secured by the FL8 Collateral Interests (as defined below) or any other collateral securing the FL8 Offered Notes. In addition, TRT Securities 1, LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of the Company, acquired the FL8 Class D Notes and the FL8 Class E Notes (collectively, the “FL8 Retained Offered Notes”); however, TRT Securities 1, LLC is not required to continue to hold the FL8 Retained Offered Notes.

Concurrently with the issuance of the FL8 Notes, the FL8 Issuer also issued 68,750 preferred shares, par value $0.001 per share and with an aggregate liquidation preference and notional amount equal to $1,000 per share (the “FL8 Preferred Shares” and, together with the FL8 Notes, the “FL8 Securities”), to FL8 Retention Holder. FL8 Retention Holder acquired the FL8 Preferred Shares in order to comply with certain risk retention rules. The FL8 Preferred Shares are subject to the terms and conditions of a Preferred Share Paying Agency Agreement, dated as of October 2, 2026 (the “FL8 Preferred Share Paying Agency Agreement”), among the FL8 Issuer, Computershare Trust Company, National Association, as preferred share paying agent, and MaplesFS Limited, as preferred share registrar and administrator. The FL8 Preferred Shares have a stated dividend rate of the Benchmark (as defined in the FL8 Preferred Share Paying Agency Agreement) plus 8.00%, subject to adjustments as set forth in the FL8 Preferred Share Paying Agency Agreement. Holders of the FL8 Preferred Shares will be entitled to receive monthly non-cumulative dividends, if and to the extent that funds are available for such purpose, in accordance with the priority of payments set forth in the FL8 Indenture and Cayman Islands law. The FL8 Preferred Shares were issued by the FL8 Issuer as part of its issued share capital, and are not secured by the FL8 Collateral Interests or any other collateral securing the FL8 Offered Notes.

The FL8 Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Proceeds from the issuance of the FL8 Securities were used to (i) purchase three (3) commercial real estate whole loans (the “FL8 Closing Date Whole Loans”) and seventeen (17) participation interests in seventeen (17) separate commercial real estate loans or A-Notes (the “FL8 Closing Date Participations” and, together with the FL8 Closing Date Whole Loans, the “FL8 Closing Date Collateral Interests”), (ii) repay amounts owed by the FL8 Seller and its affiliates in respect of certain pre-closing financing, including under certain warehouse lines and other financing arrangements with affiliates of certain of the Placement Agents and other lenders, which warehouse lines and other financing arrangements were secured by certain of the FL8 Closing Date Collateral Interests, (iii) fund an initial interest reserve deposit amount specified in the FL8 Collateral Interest Purchase Agreement (as defined below) and (iv) to undertake certain related activities.

The FL8 Closing Date Collateral Interests were purchased by the FL8 Issuer from the FL8 Seller, a wholly-owned subsidiary of the Company and an affiliate of the FL8 Issuers. The FL8 Closing Date Collateral Interests represented approximately 23.1% of the aggregate unpaid principal balance of the Company’s loan investment portfolio as of June 30, 2026 and had an aggregate principal balance of approximately $1,000,000,000 as of September 9, 2026 (the cut-off date for the FL8 CLO).

The FL8 Closing Date Collateral Interests were purchased, and any additional FL8 Collateral Interests will be purchased in the future, by the FL8 Issuer from the FL8 Seller pursuant to a collateral interest purchase agreement (the “FL8 Collateral Interest Purchase Agreement”), dated as of October 2, 2026, among the FL8 Seller, the FL8 Issuer, TPG RE Finance Trust Holdco, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Holdco”), and, solely, as to section 4(k) thereof, TPG RE Finance Trust CLO Sub-REIT, a Maryland real estate investment trust. Pursuant to the FL8 Collateral Interest Purchase Agreement, the FL8 Seller made certain representations and warranties to the FL8 Issuer with respect to the FL8 Collateral Interests. In the event of a breach of representation or warranty of the FL8 Collateral Interest Purchase Agreement that materially and adversely affects the ownership interests of the FL8 Issuer in a FL8 Collateral Interest or the value of a FL8 Collateral Interest, the FL8 Seller will have to either (a) correct or cure such breach of representation or warranty, within 90 days, subject to certain extensions set forth in the FL8 Collateral Interest Purchase Agreement, of discovery by the FL8 Seller or receipt of written notice from any party to the FL8 Indenture and the FL8 Servicing Agreement (as defined below), (b) substitute the affected FL8 Collateral Interest for either (1) a collateral interest owned by the FL8 Seller that satisfies applicable eligibility criteria, subject to the satisfaction of acquisition criteria and acquisition and disposition requirements (such FL8 Collateral Interest, a “FL8 Substitute Collateral Interest”) or (2) a combination of a FL8 Substitute Collateral Interest and cash; provided that the sum of (A) the par purchase price of such FL8 Substitute Collateral Interest, plus (B) the cash amount (if any) to be paid to the FL8 Issuer in connection with such substitution, is equal to or greater than the par purchase price of such affected FL8 Collateral Interest, or (c) make a cash payment to the FL8 Issuer in an amount sufficient to compensate the FL8 Issuer for such breach of representation or warranty. The obligation of the FL8 Seller to cure, substitute or make a cash payment in connection with a material breach of the representations and warranties pursuant to the FL8 Collateral Interest Purchase Agreement has been guaranteed by Holdco. Additionally, with respect to any FL8 Collateral Interest comprised of a combination of a mortgage loan and a related mezzanine loan secured by equity interests in the related mortgage borrower, if the mortgage loan portion of such FL8 Collateral Interest is repaid in full but the mezzanine loan portion thereof remains outstanding, the FL8 Seller will be required to repurchase such FL8 Collateral Interest at a repurchase price calculated as set forth in the FL8 Collateral Interest Purchase Agreement.

The FL8 Notes

FL8 Collateral

The FL8 Offered Notes are secured by, among other things, (i) the portfolio of FL8 Collateral Interests, (ii) an initial interest reserve deposit amount specified in the FL8 Collateral Interest Purchase Agreement, (iii) certain collection, payment, custodial, reinvestment and expense reserve accounts and the related security entitlements and all income from the investment of funds in any of the foregoing at any time credited to any of the foregoing accounts, (iv) certain eligible investments purchased from deposits in certain accounts, (v) the FL8 Issuer’s rights under certain related agreements, (vi) all amounts delivered to the FL8 Note Administrator (or its bailee) (directly or through a securities intermediary), (vii) all other investment property, instruments and general intangibles in which the FL8 Issuer has an interest, other than certain excepted property, (viii) the FL8 Issuer’s ownership interests in and rights in certain permitted subsidiaries and (ix) all proceeds of the foregoing (collectively, the “FL8 Collateral”).

The FL8 Offered Notes are limited recourse obligations of the FL8 Issuer and non-recourse obligations of the FL8 Co-Issuer, and the FL8 Class F Notes and the FL8 Class G Notes are limited recourse obligations of the FL8 Issuer. The FL8 Co-Issuer owns no material assets and will engage in no business other than co-issuing the FL8 Offered Notes. To the extent that the FL8 Collateral is insufficient to meet payments due in respect of the FL8 Offered Notes and expenses following liquidation of the FL8 Collateral, the obligations of the FL8 Issuer and the FL8 Co-Issuer to pay such deficiency will be extinguished.

Interest Rate and Maturity

Interest payments on the FL8 Notes are payable monthly, beginning in October 2026. Each class of FL8 Notes will mature at par in March 2044, unless redeemed or repaid prior thereto. Principal payments on each class of FL8 Notes will be paid in accordance with the priority of payments set forth in the FL8 Indenture. However, it is anticipated that the FL8 Notes will be paid in advance of the stated maturity date in accordance with the priority of payments in the FL8 Indenture.

For so long as any class of FL8 Notes with a higher priority is outstanding, any interest due on the FL8 Class C Notes, the FL8 Class D Notes, the FL8 Class E Notes, the FL8 Class F Notes or the FL8 Class G Notes that is not paid as a result of the operation of the priority of payments set forth in the FL8 Indenture will be deferred, and the failure to pay such interest will not be an event of default under the FL8 Indenture (any such interest, “FL8 Deferred Interest”). FL8 Deferred Interest on any related class of FL8 Notes will be added to the outstanding principal balance of such class of FL8 Notes and will accrue interest at the applicable interest rate. FL8 Deferred Interest will not be payable until the earliest of the first interest payment date on which funds are available to pay such FL8 Deferred Interest in accordance with the priority of payments set forth in the FL8 Indenture, or the date on which such class of FL8 Notes matures or is redeemed.

Subordination of the FL8 Notes

In general, payments of interest and principal on any class of FL8 Notes are subordinate to all payments of interest and principal on any class of FL8 Notes with a more senior priority. Generally, all payments on the FL8 Notes will be subordinate to certain payments required to be made in respect of any interest advances and certain other expenses. Payments on the FL8 Notes will be senior to any payments on or in respect of the FL8 Preferred Shares to the extent required by the priority of payments set forth in the FL8 Indenture.

FL8 Note Protection Tests

The FL8 Notes are subject to note protection tests (the “FL8 Note Protection Tests”), which will be used primarily to determine whether and to what extent interest received on the FL8 Collateral Interests may be used to make certain payments subordinate to interest and principal payments to the FL8 Offered Notes in the priority of payments set forth in the FL8 Indenture. In the event that either FL8 Note Protection Test is not satisfied on any measurement date, interest received on the FL8 Collateral Interests that would otherwise be used to pay interest on the FL8 Class F Notes and the FL8 Class G Notes and dividends to the FL8 Preferred Shares and make certain other payments must instead be used to pay principal of first, the FL8 Class A Notes, second, the FL8 Class A-S Notes, third, the FL8 Class B Notes, fourth, the FL8 Class C Notes, fifth, the FL8 Class D Notes and sixth, the FL8 Class E Notes, in each case, to the extent necessary to cause the FL8 Note Protection Tests to be satisfied.

The FL8 Note Protection Tests consist of a par value test (the “FL8 Par Value Test”) and an interest coverage test (the “FL8 Interest Coverage Test”). The FL8 Par Value Test will generally be considered to be met if the number calculated by dividing (a) the aggregate principal balance of the FL8 Collateral Interests (other than any modified and defaulted FL8 Collateral Interest and subject to certain conditions set forth in the FL8 Indenture) plus principal proceeds held as cash and certain other eligible investments plus the calculation amount of the modified and defaulted FL8 Collateral Interests by (b) the sum of the aggregate outstanding principal balance of the FL8 Offered Notes and the amount of any unreimbursed interest advances, is equal to or greater than 112.16%. The FL8 Interest Coverage Test will generally be considered to be met if the Interest Coverage Ratio (as defined in the FL8 Indenture) on the FL8 Offered Notes is equal to or greater than 120.00%.

FL8 Collateral Management Agreement

Certain advisory, administrative and monitoring functions relating to the FL8 Collateral will be performed by TPG RE Finance Trust Management, L.P., a Delaware limited partnership and the Company’s external manager (the “Manager”), as FL8 collateral manager (in such capacity, the “FL8 Collateral Manager”) pursuant to a collateral management agreement, dated as of October 2, 2026, between the FL8 Issuer and the Manager (the “FL8 Collateral Management Agreement”).

As compensation for the performance of its obligations as FL8 Collateral Manager, the FL8 Collateral Manager is entitled to receive a collateral management fee, payable monthly in arrears, equal to 0.1% per annum of the net outstanding balance of the FL8 Collateral Interests to the extent funds are available. The Manager has agreed to waive its entitlement to the collateral management fee for so long as the Manager or an affiliate of the Manager is the FL8 Collateral Manager and also the Company’s external manager. However, there can be no assurance that any replacement collateral manager will also waive the right to receive the collateral management fee.

The Manager may be removed as FL8 Collateral Manager upon at least 30 days’ prior written notice if certain events of default have occurred, by the FL8 Issuer or the FL8 Trustee, if the holders of at least 66-2/3% in aggregate outstanding amount of each class of FL8 Notes (excluding any FL8 Notes held by certain related parties) then outstanding give written notice to the Manager, the FL8 Issuer and the FL8 Trustee directing such removal. The Manager cannot be removed as FL8 Collateral Manager without cause, but may resign as FL8 Collateral Manager upon 90 days’ prior written notice. Upon any resignation or removal of the Manager as FL8 Collateral Manager while any of the FL8 Notes are outstanding, holders of a majority of the FL8 Preferred Shares (excluding any FL8 Preferred Shares held by certain related parties) will have the right to instruct the FL8 Issuer to appoint an institution identified by such holders as replacement FL8 Collateral Manager. In the event that 100% of the aggregate outstanding FL8 Preferred Shares are held by related parties, the proposed replacement FL8 Collateral Manager is an affiliate of the Manager and certain other conditions are met, then the holders of at least a majority of the aggregate outstanding principal balance of the most junior class of FL8 Notes not 100% owned by related parties (excluding any FL8 Notes held by related parties to the extent the replacement FL8 Collateral Manager is an affiliate of the Manager or the Manager has been removed as FL8 Collateral Manager after the occurrence of an event of default) may direct the FL8 Issuer to appoint an institution identified by such holders as replacement collateral manager.

Except with respect to the limitations set forth in the FL8 Indenture, the Manager, in its capacity as FL8 Collateral Manager, is not obligated to pursue any particular investment strategy or opportunity with respect to the FL8 Collateral Interests. The Manager and its affiliates may engage in other business and furnish investment management, advisory and other services to other portfolios. The Manager may make recommendations to or effect transactions for such other portfolios, which recommendations or transactions may differ from those made on behalf of the FL8 Issuer.

Managed Transaction with Reinvestment

The FL8 CLO includes a 30-month reinvestment period during which (and up to 60 days thereafter with respect to the acquisition of any proposed FL8 Reinvestment Collateral Interests (as defined below) as to which the FL8 Issuer, or the FL8 Collateral Manager on behalf of the FL8 Issuer, has entered into a binding commitment to purchase such FL8 Collateral Interest during the 30-month reinvestment period) the Manager, as FL8 Collateral Manager, is permitted to reinvest certain proceeds arising from the FL8 Collateral Interests in additional collateral interests meeting certain eligibility criteria (the “FL8 Reinvestment Collateral Interests”). Additionally, the FL8 Issuer may acquire exchange collateral interests (the “FL8 Exchange Collateral Interests” and, together with the FL8 Closing Date Collateral Interests and the FL8 Reinvestment Collateral Interests, the “FL8 Collateral Interests”), in each case, in exchange for a defaulted collateral interest or a credit risk collateral interest. Any FL8 Reinvestment Collateral Interests and FL8 Exchange Collateral Interests will be required to meet certain eligibility criteria, acquisition criteria, acquisition and disposition requirements and other conditions set forth in the FL8 Indenture and the FL8 Collateral Interest Purchase Agreement.

The FL8 Servicing Agreement

Except for certain non-serviced loans, the commercial real estate loans related to the FL8 Collateral Interests (the “FL8 Loans”) will be serviced by Situs Asset Management LLC, a Texas limited liability company (the “FL8 Servicer”), pursuant to a servicing agreement (the “FL8 Servicing Agreement”), dated as of October 2, 2026, by and among the FL8 Issuer, the FL8 Collateral Manager, the FL8 Trustee, the FL8 Note Administrator, the FL8 Seller (as advancing agent), the FL8 Servicer and Situs Holdings, LLC, a Delaware limited liability company (the “FL8 Special Servicer”). Additionally, pursuant to the FL8 Servicing Agreement, the FL8 Issuer appointed the FL8 Special Servicer to act as special servicer with respect to any serviced FL8 Loan that becomes a specially serviced loan.

The FL8 Servicing Agreement requires each of the FL8 Servicer and the FL8 Special Servicer to diligently service and administer the serviced FL8 Loans and any related mortgaged property acquired by the FL8 Issuer or a nominee thereof for the benefit of the “Relevant Parties in Interest” (as defined in the FL8 Servicing Agreement). In connection with their respective duties under the FL8 Servicing Agreement, the FL8 Servicer and the FL8 Special Servicer (or any replacement servicer or special servicer) are entitled to monthly servicing and special servicing fees and additional servicing compensation and additional special servicing compensation, as applicable, as described in the FL8 Servicing Agreement.

The foregoing summaries of the FL8 Indenture, the FL8 Preferred Share Paying Agency Agreement, the FL8 Collateral Interest Purchase Agreement, the FL8 Collateral Management Agreement and the FL8 Servicing Agreement are qualified in their entirety by reference to the full text of the FL8 Indenture, the FL8 Preferred Share Paying Agency Agreement, the FL8 Collateral Interest Purchase Agreement, the FL8 Collateral Management Agreement and the FL8 Servicing Agreement, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Indenture, dated as of October 2, 2026, by and among TRTX 2026-FL8 Issuer, Ltd., TRTX 2026-FL8 Co-Issuer, LLC, TRTX Master CLO Loan Seller, LLC, Wilmington Trust, National Association and Computershare Trust Company, National Association

10.2	Preferred Share Paying Agency Agreement, dated as of October 2, 2026, among TRTX 2026-FL8 Issuer, Ltd., Computershare Trust Company, National Association, and MaplesFS Limited

10.3	Collateral Interest Purchase Agreement, dated as of October 2, 2026, among TRTX Master CLO Loan Seller, LLC, TRTX 2026-FL8 Issuer, Ltd., TPG RE Finance Trust Holdco, LLC and TPG RE Finance Trust CLO Sub-REIT

10.4	Collateral Management Agreement, dated as of October 2, 2026, between TRTX 2026-FL8 Issuer, Ltd. and TPG RE Finance Trust Management, L.P.

10.5	Servicing Agreement, dated as of October 2, 2026, by and among TRTX 2026-FL8 Issuer, Ltd., TPG RE Finance Trust Management, L.P., Wilmington Trust, National Association, Computershare Trust Company, National Association, TRTX Master CLO Loan Seller, LLC, Situs Asset Management LLC and Situs Holdings, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG RE FINANCE TRUST, INC.

By:	/s/ Brandon Fox
Name:	Brandon Fox
Title:	Interim Chief Financial Officer and Chief Accounting Officer

Date: October 6, 2026